As filed with the Securities and Exchange Commission on June 5, 2003
SCHEDULE 14A
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LENDINGTREE, INC.

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In connection with the proposed transaction to combine LendingTree with USA Interactive, USA Interactive will file a Prospectus, and LendingTree will file a Proxy Statement with the SEC. Investors and security holders are urged to read carefully the Proxy Statement/Prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the Proxy Statement/Prospectus (when it is available) and other documents containing information about USA Interactive and LendingTree, without charge, at the SEC’s website at http://www.sec.gov. Free copies of LendingTree’s filings may be obtained by directing a request to LendingTree, Inc., 11114 Rushmore Drive, Charlotte, NC 28277, Attention: Investor Relations.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from LendingTree’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of LendingTree and their interests in LendingTree is set forth in the proxy statement for LendingTree’s 2003 annual meeting of stockholders, available without charge at the SEC’s website, http://www.sec.gov. Participants in LendingTree’s solicitation may also be deemed to include persons whose interests in LendingTree are not described in the proxy statement for LendingTree’s 2003 annual meeting. Information regarding any such persons and their interests in LendingTree will be included with the Proxy Statement/Prospectus regarding the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to our anticipated financial performance, business prospects, new developments, new merchandising strategies and similar matters, and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions that could have a material adverse effect on the proposed transaction between USA Interactive and LendingTree and/or on our respective businesses, financial condition or results of operations. You should understand that the following important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements: (1) the risk that USA Interactive’s and LendingTree’s businesses will not be integrated successfully; (2) costs related to the proposed transaction; (3) material adverse changes in economic conditions generally or in our markets or industries; (4) future regulatory and legislative actions and conditions affecting our operating areas; (5) competition from others; (6) successful integration of our divisions’ management structures; (7) product demand and market acceptance; (8) the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; (9) the ability to expand into and successfully operate in foreign markets; (10) obtaining and retaining skilled workers and key executives; (11) acts of terrorism; and (12) war or political instability. In addition, investors should consider the other information contained in or incorporated by reference into USA Interactive’s and LendingTree’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Reports on Form 10-K for the fiscal year ended 2002, especially in the Management’s Discussion and Analysis section, our most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this communication. We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this communication to reflect circumstances existing after the date of this communication or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

This presentation shall not be deemed to be an offer or a solicitation of an offer to buy any securities of LendingTree. LendingTree Business & Financial Overview June 2003

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to our anticipated financial performance, business prospects, new developments, new merchandising strategies and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," "projects," "seeks," or similar expressions. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions that could have a material adverse effect on the proposed transaction between USA Interactive and the Company and/or on our respective businesses, financial condition or results of operations. You should understand that the following important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements: (1) the risk that USA Interactive's and the Company's businesses will not be integrated successfully; (2) costs related to the proposed transaction; (3) material adverse changes in economic conditions generally or in our markets or industries; (4) future regulatory and legislative actions and conditions affecting our operating areas; (5) competition from others; (6) successful integration of our divisions' management structures; (7) product demand and market acceptance; (8) the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; (9) the ability to expand into and successfully operate in foreign markets; (10) obtaining and retaining skilled workers and key executives; (11) acts of terrorism; and (12) war or political instability. In addition, investors should consider the other information contained in or incorporated by reference into USA Interactive's and the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including our Annual Reports on Form 10-K for the fiscal year ended 2002, especially in the Management's Discussion and Analysis section, our most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this presentation may not occur. You are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this presentation. We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this presentation to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. LendingTree, Inc. - Forward-Looking Statements

In connection with the proposed transaction to combine the Company with USA Interactive, USA Interactive will file a Prospectus, and the Company will file a Proxy Statement with the SEC. Investors and security holders are urged to read carefully the Proxy Statement/Prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the Proxy Statement/Prospectus (when it is available) and other documents containing information about USA Interactive and the Company, without charge, at the SEC's website at http://www.sec.gov. Free copies of USA Interactive's filings may be obtained by directing a request to USA Interactive, 152 West 57th Street, New York, New York 10019, Attention: Investor Relations, and free copies of the Company's filings may be obtained by directing a request to LendingTree, Inc., 11114 Rushmore Drive, Charlotte, NC 28277, Attention: Investor Relations. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company and their interests in the Company is set forth in the proxy statement for the Company's 2003 annual meeting of stockholders, available without charge at the SEC's website, www.sec.gov. Participants in the Company's solicitation may also be deemed to include persons whose interests in the Company are not described in the proxy statement for the Company's 2003 annual meeting. Information regarding any such persons and their interests in the Company will be included with the Proxy Statement/Prospectus regarding the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. LendingTree, Inc. - Proposed Merger Transaction

LendingTree, Inc. Agenda Business Overview - Lending Business Overview - Real Estate Operating & Financial Results Long-Term Financial Projections

Source: Federal Reserve Statistical Release, National Mortgage News Quarterly Report, 2002, SMR Home Equity & Subprime Mortgage Loans, 2002. 2002 Total Debt Outstanding $9.1 Trillion 2002 Total Originations by Product The U.S. Consumer Lending Market is Extremely Large... Business Overview - Lending $3.9 Trillion Source: MBAA, SMR Home Equity and Subprime Mortgage Loans, 2002, NADA and Manheim Auctions. Mortgage Home Equity Revolving Credit Nonrevolving Credit Mortgage 6.305 1.1 0.7112 1.0111 Mortgage Home Equity Revolving - Credit Card Non-Revolving - Auto/Personal Mortgage Home Equity Auto Credit Card Personal Mortgage 2.458 0.654 0.627 0.041 0.16 Mortgage Home Equity Personal Auto Credit Card

Source: Inside Mortgage Finance 2003, Wall Street Journal 2003, MBAA. Mortgage Originations by Source 50,000 Institutions $2.46 Trillion LendingTree Mortgage Market Share ....and Highly Fragmented. Business Overview - Lending Mortgage Brokers Top 15 Banks Small/Medium Lenders Mortgage 0.6 0.29 0.11 40,000 Mortgage Brokers/ Correspondents $1,474B (60%) Top 15 Retail Producers $708B (29%) 10,000 Small/Medium Lenders $281B (11%) 1999 2000 2001 2002 2003 2004 2005 2006 2007 Working Media 0.0005 0.0025 0.0039 0.0067 Large Bank Example LendingTree.com $16B (0.7%) Source: Mortgage industry data used for market share estimates - MBAA, Inside Mortgage Finance (1999-2003), and Morgan Stanley Feb 2002 (2002-2005). Target

L e n d i n g T r e e E x c h a n g e Like Other Industries, the Internet Can Help Streamline an Inefficient Mortgage Lending Value Chain... Business Overview - Lending

....By Creating an Efficient Exchange Between Consumers and Lenders. Business Overview - Lending

A Simple and Understandable Process... Consumer Access Loan Request Filters Lender Evaluation and Response Loan Offer Communication and Consumer Acceptance "Over the last 15 years, I've purchased three homes, refinanced and made equity loans, and have never had such a pleasant experience as I am now having utilizing LendingTree.com. Not only do you provide competitive quotes from different lenders, but your website provides the tools needed to easily assess the offers in relation to each other as well as to my needs." Business Overview - Lending

A Simple and Understandable Business Model. Business Overview - Lending Completed QFs Transmitted QFs Transmit Rate Transmits Per $1-$10 per Lender per Transmit Approval Rate Close Rate $36 - $750 per Closing Variable Marketing Expense

Standard Fees for Loan Products Loan Pricing Structure is Aligned with Consumer and Lender Goals. (1) Mortgage Closed Loan Fees are tiered depending on loan size ranging from $300.00 for loan amounts below $125,000 and $750.00 for loan amounts over $300,700. Business Overview - Lending

LendingTree is the Leading Lending Exchange and Competition is Primarily with Offline Players. Exchanges / Referral Sites • CreditLand • IMX • LendingTree • Get Smart • HomeAdvisor • LoanTrader • QuickenLoans • Ultraprise • Mortgage Bid • LendingTree Online Lenders • eLoan • eLoan • iOwn • Mortgage.com • QuickenLoans • Get Smart • Next Card Offline Lenders Old Landscape (1999) New Landscape LendingTree Customers/Partners Indicated in Blue New Landscape (2002) • E*Trade • Bank of America • GMAC/Ditech • Countrywide • WAMU • IndyMac • Wells Fargo • Cendant • Wachovia • ABN AMRO • Chase • BankOne • MortgageIT • Citibank • MortgageSelect • Bank of America • Countrywide • WAMU • IndyMac • Wells Fargo • Cendant • Wachovia • Chase • BankOne • MortgageIT • Citibank Business Overview - Lending

LendingTree, Inc. Agenda Business Overview - Lending Business Overview - Real Estate Operating & Financial Results Long-Term Financial Projections

1997 1998 1999 2000 2001 2002 Existing Homes Sold 4.382 4.97 5.2 5.2 5.3 5.56 New Homes Sold 0.804 0.886 0.88 0.877 0.909 0.976 Total Home Sales (units in millions) 5.2 5.9 6.1 6.0 6.2 Source: U.S. Bureau of the Census, Construction Reports Broker Commissions ($ in billions) The Real Estate Market is Very Large... Source: U.S. Bureau of Economics - Table 5.6U 2nd Quarter 2002 6.5 Business Overview - Real Estate

NRT Century 21 Coldwell Banker ERA Other Prudential RE/MAX GMAC Home Services Percentage of business online 45000 100000 75000 28000 416000 43000 73000 20000 REALTOR? Breakdown (% of total ) ....and Highly Fragmented with over 80,000 Brokerage Companies and 860,000 REALTORS?. Cendant Source: Real Trends, NAR, and Individual Company Sources Business Overview - Real Estate

Consumers are 7.3x More Inclined to Find a REALTOR? on the Internet than Originate a Loan, Highlighting the Real Estate Opportunity for LendingTree. How Consumers Use the Internet to Facilitate Real Estate Transactions % of Internet Consumers Using Function Source: California Association of REALTORS(r) 2002 Business Overview - Real Estate

Realty Services is an Efficient Exchange Between Consumers and REALTORS?. Business Overview - Real Estate

How LendingTree Makes Money in Real Estate. Assume Home Price = $225,000 One Sided Transaction (Buy or Sell) Total Commission @ 3% = $6,750 Double Sided Transaction (Buy and Sell) Total Commission @ 6% = $13,500 Note: Illustrated consumer rebate is for the LendingTree.com channel. Business Overview - Real Estate

1st Qtr 2nd Qtr East 50 50 1st Qtr 2nd Qtr East 75 25 1st Qtr 2nd Qtr East 25 75 1st Qtr 2nd Qtr East 0 100 1st Qtr 2nd Qtr East 100 0 Not offered Basic Average Above Average Comprehensive LendingTree is Well Positioned Compared to Other Real Estate Competitors. 1st Qtr 2nd Qtr East 50 50 1st Qtr 2nd Qtr East 75 25 1st Qtr 2nd Qtr East 100 0 1st Qtr 2nd Qtr East 100 0 1st Qtr 2nd Qtr East 0 100 1st Qtr 2nd Qtr East 100 0 1st Qtr 2nd Qtr East 75 25 1st Qtr 2nd Qtr East 100 0 1st Qtr 2nd Qtr East 50 50 1st Qtr 2nd Qtr East 0 100 1st Qtr 2nd Qtr East 75 25 1st Qtr 2nd Qtr East 100 0 1st Qtr 2nd Qtr East 100 0 1st Qtr 2nd Qtr East 25 75 1st Qtr 2nd Qtr East 75 25 1st Qtr 2nd Qtr East 75 25 1st Qtr 2nd Qtr East 100 0 1st Qtr 2nd Qtr East 0 100 1st Qtr 2nd Qtr East 0 100 1st Qtr 2nd Qtr East 75 25 1st Qtr 2nd Qtr East 0 100 1st Qtr 2nd Qtr East 100 0 1st Qtr 2nd Qtr East 75 25 1st Qtr 2nd Qtr East 75 25 1st Qtr 2nd Qtr East 25 75 1st Qtr 2nd Qtr East 50 50 1st Qtr 2nd Qtr East 0 100 1st Qtr 2nd Qtr East 50 50 1st Qtr 2nd Qtr East 100 0 1st Qtr 2nd Qtr East 100 0 1st Qtr 2nd Qtr East 50 50 1st Qtr 2nd Qtr East 50 50 1st Qtr 2nd Qtr East 0 100 1st Qtr 2nd Qtr East 0 100 1st Qtr 2nd Qtr East 50 50 1st Qtr 2nd Qtr East 25 75 1st Qtr 2nd Qtr East 50 50 Business Overview - Real Estate

Year 1 Year 2 Year 3 0.41 0.59 0.67 LendingTree Total Brand Awareness Source: LendingTree Sponsored Surveys Conducted by Chadwick Martin & Bailey LendingTree Has Achieved Significant Brand Awareness That Can Be Leveraged for Both Real Estate and Lending. Business Overview - Summary

LendingTree, Inc. Agenda Business Overview - Lending Business Overview - Real Estate Operating & Financial Results Long-Term Financial Projections

Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 # Loans Closed 134.06 178.263 211.876 192.067 343.992 313.14 349.674 412.418 382.161 366.677 555.395 541.43 661 Total Transmitted QFs Exchange Volume Has Grown Substantially... (in thousands) Total $ Funded Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Guidance 0.563 1.297 1.346 1.406 1.836 2.984 3.243 4.085 3.948 4.325 5.753 7.849 8.308 ($ in billions) Operating & Financial Results - Lending CAGR: 70% CAGR: 145%

Realty QFs Static Pool Close Rate .... and Real Estate QFs Continue to Grow, with Close Rates Steadily Improving. Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Guidance 1.116 8.162 15.61 16.333 12.789 11.331 19.809 17.743 15.182 12.248 35.156 (in 000's) Note: Commenced Real Estate business in September 2000. Operating & Financial Results - Real Estate Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Guidance 0.033 0.036 0.038 0.048 0.053 0.06 0.071 0.073

Total Revenue Q1 2000 Q2 2000 Q3 2000 Q4 2000 Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Guidance 3.5 6.298 8.022 9.39 12 15.5 16.3 17.5 20 23 26 33.5 35 Actual Revenue 4.483 7.699 8.962 9.601 12.256 15.809 17.203 18.751 21.267 24.467 30.941 34.7 39.2 Top Line Continues to Grow... Operating & Financial Results - LendingTree ($ in millions)

....and the Path to Significant Profitability is Clear. Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Guidance -2.07 -1.04 -0.81 -0.75 -0.52 -0.66 -0.2 -0.29 -0.15 -0.05 0.12 0.19 0.18 Earnings Per Share Operating & Financial Results - LendingTree

LendingTree, Inc. Agenda Business Overview - Lending Business Overview - Real Estate Operating & Financial Results Long-Term Financial Projections

Long-Term Financial Projections Our Combination with USAI Could Yield Numerous Synergies. More Efficient Media Buying Improved Distribution Realty Services Offerings Linked to USAI Properties Loan Centers on USAI Properties Incremental Capital and Investment Accelerate Realty Services product expansion and marketing spend. Expand technology development budget to accelerate deployment of ROI positive projects. Expand presence in local markets.

This presentation shall not be deemed to be an offer or a solicitation of an offer to buy any securities of LendingTree. LendingTree Business & Financial Overview June 2003

Supplemental Data

Supplemental Data Common Questions About LendingTree's Business Model Are: Question How will volume be impacted in a rising interest rate environment? Response As an exchange, we anticipate a series of dynamics that will take place in a rising interest rate environment: Refinance loan requests go down. Purchase mortgage transmit rates and transmits per go up. Purchase mortgage close rates go up. Home Equity loan requests go up. Home Equity close rates go up. Overall, LendingTree has made conservative assumptions on these metrics.

Total Refinance Completed QF Mix Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Working Media 0.25 0.218 0.263 0.316 0.563 0.521 0.56 0.716 0.446 0.406 0.68 0.714 0.675 0.58 0.46 0.33 LendingTree Has Made Conservative Planning Assumptions Regarding Purchase/Refinance Mix. Supplemental Data

LendingTree Has Successfully Managed its Mortgage Product in Different Interest Rate Environments. Low/Declining Interest Rates - Q4 2001 Completed QFs 100 QFs Transmit Rate - 50% 50 QFs Multiple Transmits per QF 2.07 Close Rate 8.0% Multiple Referrals - 104 Total Closings - 4 Low/Declining Interest Rates - Q1 2003 Completed QFs 132 QFs Transmit Rate - 79% 104 QFs Multiple Transmits per QF 2.84 Close Rate 10.3% Multiple Referrals - 295 Total Closings - 10 High/Increasing Interest Rates - Q2 2002 Completed QFs 55 QFs Transmit Rate - 83% 46 QFs Multiple Transmits per QF 3.11 Close Rate 7.9% Multiple Referrals - 143 Total Closings - 4 Supplemental Data

Supplemental Data Common Questions About LendingTree's Business Model Are: Question Why are close rate trends a key metric for the business and what do they show? Response Since customer acquisition costs are already incurred to attract consumers, close rates have a significant impact on the upside potential for the business. Close rates have improved over time with: More offers for each consumer Lender best practices Lender benchmarking Predictive modeling Technology advancements "Darwinian" nature of the exchange

Supplemental Data Common Questions About LendingTree's Business Model Are: Question How will LendingTree continue to increase the purchase mortgage business when refinance volume begins to diminish? Response There are several key drivers of purchase mortgage growth: Volume initiatives Lender focus on purchase vs. refinance Increased purchase transmit rates and transmits per Increased purchase close rates Real estate - purchase synergy

Supplemental Data

There are Several Key Drivers of Purchase Mortgage Growth That Will Help Offset the Decline in Refinance Volume.

- **Volume Initiatives:** LendingTree will drive purchase mortgage volume to partially offset the loss of refinance. We have several volume initiatives in place to do that and are ahead of budget on purchase volume in early 2003.
  - Expansion into Broadcast TV networks; Introduction of Direct Response TV; Enterprise-wide strategic relationships with major portals such as MSN; Expansion of telephone channel (800-555-TREE); Introduction of Direct Mail channel (both e-mail and postal); Real Estate synergy
- **Lender Focus on Purchase vs Refinance:** Past performance has shown that lenders can and will switch to purchase leads when refinance volume declines. Additionally, LendingTree has already begun to proactively influence lender behavior in several key ways including contracted purchase filters for new lenders, purchase metrics now included in lender alignment scoring, volume forecasting, and volume management.
- **Increased Purchase Transmit Rates and Transmits Per:** History shows that these key metrics will increase given lender increases in capacity. Additionally, LendingTree is proactively managing this initiative to ensure that our forecasted metrics are achieved.
- **Increased Purchase Close Rates:** In 2002, LendingTree's purchase close rate was as high as 6.6%. We need to grow the close rate to 8% by December 2003, which we consider realistic.
- **Real Estate – Purchase Synergy:** Early results indicate that 15% of consumers looking for a REALTOR® at LendingTree also opt-in and complete a purchase mortgage request, generating approximately 3% of our current run-rate for purchase mortgage requests. Of those LendingTree mortgage applicants who are offered the ability to find a REALTOR®, 23% opt-in for the "Find a REALTOR®" program.

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LendingTree WHEN BANKS COMPETE, YOU WIN®

Supplemental Data Common Questions About LendingTree's Business Model Are: Question How dependent is LendingTree on Real Estate listings? Response LendingTree's business model is not dependent on Real Estate listings as we do not directly monetize them. Home listings are being made available to our consumers as additional content to round out the offering of our Real Estate product.

LendingTree, Inc. Balance Sheets ($ in thousands) Supplemental Data

This presentation shall not be deemed to be an offer or a solicitation of an offer to buy any securities of LendingTree. LendingTree Business & Financial Overview June 2003